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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                              UTILICORP UNITED INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/X/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
         $1,078,816
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     2) Form, Schedule or Registration Statement No.:
        Preliminary Joint Proxy Statement/Prospectus on Schedule 14A and
        KC United Corp. Form S-4 File No. 333-02223
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     3) Filing Party:
        UtiliCorp United, Kansas City Power & Light
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     4) Date Filed:
        February 21, 1996 and April 4, 1996
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FINANCIAL RESULTS SPEAK FOR THEMSELVES


                   A 285% INCREASE IN SECOND QUARTER EARNINGS


UTILICORP ACHIEVED SECOND QUARTER EARNINGS OF $25.8 MILLION, UP FROM $6.7 MILLION IN THE SECOND QUARTER OF 1995. EVEN EXCLUDING A NET GAIN AT THE UTILCO GROUP SUBSIDIARY, SECOND QUARTER RESULTS WERE UP 109%. A 63% GAIN WAS POSTED FOR THE FIRST SIX MONTHS OF 1996.


THESE RESULTS ARE DRIVEN BY UTILICORP'S GROWTH STRATEGY

* INTERNATIONAL - Electric & gas businesses in Australia, the U.K., New Zealand and Canada
*    NON-REGULATED/GAS - Natural gas marketing, trading, pipelines and liquids
*    NON-REGULATED/ELECTRIC - Power marketing and independent power projects
* CORE BUSINESSES - Electric & gas utilities in eight states, and the industry's first national brand

CONTINUING A LONG-TERM TREND OF BUILDING VALUE

          Earnings Available for             Shareholder
                Common Share                     Value *
                  Up 245%                      Up 298%

                [Bar Graph]                  [Bar Graph]
               1985 - $22.5               12/31/85 - $1,000
               1995 - $77.7               12/31/95 - $3,981


                      UTILICORP IS THE RIGHT MATCH FOR KCPL

                                [UTILICORP LOGO]

         Vote YES to the UtiliCorp/KCPL Merger on the WHITE Proxy Card.
If you need assistance call  our proxy solicitor, Morrow & Co., Inc., toll free, at 1-800-566-9058.
         For more information, please call UtiliCorp at 1-800-487-6661.


July 31, 1996

*Based on $1,000 invested in UtiliCorp United common stock on December 31, 1985, including price appreciation and reinvestment of cash dividends.